AMENDED AND RESTATED FUNDING 2 GUARANTEED        EXHIBIT 10.1
                              INVESTMENT CONTRACT

                               21 NOVEMBER 2007

                       PERMANENT FUNDING (NO. 2) LIMITED
                                 AS FUNDING 2

                                      AND

                             BANK OF SCOTLAND PLC
                  AS CASH MANAGER AND FUNDING 2 GIC PROVIDER

                                      AND

                             THE BANK OF NEW YORK
                         AS FUNDING 2 SECURITY TRUSTEE

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.       Definitions and Interpretation.......................................1
2.       The Funding 2 GIC Account............................................2
3.       Interest.............................................................2
4.       Withdrawals and Deposits.............................................2
5.       Termination..........................................................2
6.       Warranties...........................................................3
7.       Assignment...........................................................3
8.       Agency...............................................................3
9.       Information..........................................................3
10.      Modification.........................................................3
11.      Payments and Withholdings............................................4
12.      Notices..............................................................4
13.      Counterparts and Severability........................................4
14.      The Funding 2 Security Trustee.......................................5
15.      Amendments...........................................................5
16.      Exclusion of Third Party Rights......................................5
17.      Governing Law........................................................5
18.      Submission to Jurisdiction...........................................5

Signatories...................................................................6

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THIS AMENDED AND RESTATED FUNDING 2 GUARANTEED INVESTMENT CONTRACT (this
AGREEMENT) is made as a deed on 21 November 2007

BETWEEN:

(1) PERMANENT FUNDING (NO. 2) LIMITED (registered number 4441772), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (FUNDING 2);

(2) BANK OF SCOTLAND PLC (registered number SC327000) (formerly The Governor and Company of the Bank of Scotland), a public limited company incorporated under the laws of Scotland whose registered office is at The Mound, Edinburgh, EH1 1YZ (acting in its capacities as the CASH MANAGER and the FUNDING 2 GIC PROVIDER); and

(3) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at One Canada Square, London E14 5AL (acting in its capacity as the FUNDING 2 SECURITY TRUSTEE, which expression shall include such company and all other persons or companies for the time being acting as security trustee (or co-trustee) pursuant to the terms of the Funding 2 Deed of Charge).

WHEREAS:

(A) Halifax (then in its capacity as the Cash Manager) agreed pursuant to the Cash Management Agreement to provide Cash Management Services to Funding 2.

(B) The Cash Management Agreement provides that Funding 2 shall invest its liquid funds from time to time in interest bearing accounts and the Funding 2 GIC Provider has provided such an account pursuant to and on the terms of Funding 2 Guaranteed Investment Contract and the Funding 2 Bank Account Agreement.

(C) On the Reorganisation Date, pursuant to the HBOS Group Reorganisation Act 2006, The Governor and Company of the Bank of Scotland was registered as a public company under the Companies Act 1985 and changed its name to Bank of Scotland plc and the business and all property and liabilities of Halifax (including its rights and obligations under the Funding 2 Guaranteed Investment Contract) were transferred to Bank of Scotland.

(D) The parties hereto have agreed to amend and restate the Funding 2 Guaranteed Investment Contract on the date hereof as set out herein.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement and dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 3 of the Master Definitions and Construction Schedule.

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1.2      This Agreement amends and restates the Funding 2 Guaranteed Investment
         Contract dated 17 October 2006 (the PRINCIPAL AGREEMENT). As of the date of this Agreement, any future rights or obligations (excluding such rights and obligations accrued to the date of this Agreement) of a party to the Principal Agreement shall be extinguished and shall instead be governed by this Agreement.

2.       THE FUNDING 2 GIC ACCOUNT

         The Funding 2 GIC Provider confirms that (on the instructions of Funding 2) the Funding 2 GIC Account has been opened in its books in the name of Funding 2, and it agrees to accept on deposit in the Funding 2 GIC Account all monies transferred, from time to time to that account, subject to and upon the terms of this Agreement, the Bank Account Agreement, the Cash Management Agreement and the Funding 2 Deed of Charge.

3.       INTEREST

3.1 Interest shall accrue daily on the Funding 2 GIC Balance and shall be paid monthly on the last Business Day of each month at a rate of interest equal to the Funding 2 GIC Rate (calculated on the basis of the actual number of days elapsed and a 365 day year) by payment for value on the same day to the Funding 2 GIC Account or such other accounts as Funding 2 shall specify.

3.2 In the event that a Master Intercompany Loan Acceleration Notice is served on Funding 2 by the Funding 2 Security Trustee, then, on the date of such Master Intercompany Loan Acceleration Notice, the Funding 2 GIC Provider shall pay to the Funding 2 Security Trustee the aggregate of all interest accrued on the Funding 2 GIC Account on each day during the Interest Period in which such Master Intercompany Loan Acceleration Notice is served up to (but excluding) the date of such Master Intercompany Loan Acceleration Notice. As and from the date of such Master Intercompany Loan Acceleration Notice, the Funding 2 GIC Provider shall comply with the directions of the Funding 2 Security Trustee in relation to the Funding 2 GIC Account.

4.       WITHDRAWALS AND DEPOSITS

4.1 Subject always to the provisions of the Cash Management Agreement, Clause 6.3 of the Bank Account Agreement and the Funding 2 Deed of Charge, Funding 2 or the Cash Manager on behalf of Funding 2, may on any London Business Day give notice to the Funding 2 GIC Provider that it wishes to withdraw on such date all or part of the Funding 2 GIC Balance from the Funding 2 GIC Account and the Funding 2 GIC Provider shall comply with such notice and pay the amount specified in such notice to the account specified therein, provided that if any such notice is received after 2.30 p.m. on any day it shall be deemed to have been received at the opening of business on the next following London Business Day.

4.2 Funding 2 may deposit sums in the Funding 2 GIC Account, to the extent permitted by the terms of the Cash Management Agreement and the Funding 2 Deed of Charge, and the Funding 2 GIC Provider agrees to accept and credit to the Funding 2 GIC Account such sums in accordance with the other terms hereof.

5.       TERMINATION

5.1 Following termination of the Funding 2 Bank Account Agreement and/or closing of the Funding 2 GIC Account in accordance with the Funding 2 Bank Account Agreement, Funding 2 or the Funding 2 Security Trustee may terminate this Agreement by serving a written notice of termination on the Funding 2 GIC Provider.

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6.       WARRANTIES

6.1 The Funding 2 GIC Provider warrants to Funding 2 and the Funding 2 Security Trustee at the date hereof, on each date on which an amount is credited to the Funding 2 GIC Account and on each Funding 2 Interest Payment Date, that it is duly incorporated with limited liability under the laws of Scotland and registered as a public company under the Companies Act 1985 and is an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

6.2 The Funding 2 GIC Provider undertakes to notify Funding 2 and the Funding 2 Security Trustee immediately if, at any time during the term of this Agreement, either of the statements contained in Clause 6.1 ceases to be true. The warranties set out in Clause 6.1 shall survive the signing and delivery of this Agreement.

7.       ASSIGNMENT

7.1 Save as otherwise contemplated in this Agreement or the Cash Management Agreement, no party hereto (other than the Funding 2 Security Trustee) may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Funding 2 Security Trustee and unless each Rating Agency has confirmed in writing to the Funding 2 Security Trustee that such assignment or transfer would not adversely affect the then current ratings of any of the Notes of the Master Issuer. In any event any assignee of the Funding 2 GIC Provider must be an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

7.2 Notwithstanding the provisions of Clause 7.1 above, the parties hereto acknowledge that Funding 2 may assign all its rights, title and interest in this Agreement to the Funding 2 Security Trustee, for the benefit of the Funding 2 Secured Creditors, under the Funding 2 Deed of Charge.

8.       AGENCY

         The Funding 2 GIC Provider agrees and confirms that, unless otherwise notified by Funding 2 or the Funding 2 Security Trustee, the Cash Manager as agent of Funding 2, may act on behalf of Funding 2 under this Agreement.

9.       INFORMATION

         The Funding 2 GIC Provider shall provide to the Funding 2 Security Trustee, or procure the provision to the Funding 2 Security Trustee of, such information and evidence in respect of any dealing between Funding 2 and the Funding 2 GIC Provider or otherwise under or in relation to this Agreement as the Funding 2 Security Trustee may reasonably request and Funding 2 hereby waives any right or duty of confidentiality which it may have or which may be owed to it by the Funding 2 GIC Provider in respect of the disclosure of such information and evidence pursuant to this Clause 9.

10.      MODIFICATION

         Save as otherwise provided herein, no amendment, modification or variation of this Agreement shall be effective unless it is in writing and signed by (or by some person duly authorised by) each of the parties hereto and each of the Rating Agencies has confirmed that such amendment, modification or variation will not adversely affect the then current ratings of any of the Notes of the Master Issuer.

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11.      PAYMENTS AND WITHHOLDINGS

         The parties agree that payments required to be made hereunder shall be made in accordance with Clause 3 of the Funding 2 Bank Account Agreement and that Clauses 14 and 15 of the Funding 2 Bank Account Agreement shall, to the extent that it relates to the Funding 2 GIC Account, be incorporated in and shall apply, mutatis mutandis, to this Agreement (and for this purpose references to any ACCOUNT BANK shall be deemed to be replaced by the FUNDING 2 GIC PROVIDER) such that all payments to be made by the Funding 2 GIC Provider hereunder will be made upon the terms and subject to the same conditions as are set out in Clauses 14 and 15 of the Funding 2 Bank Account Agreement.

12.      NOTICES

         Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched (where delivered by hand) on the day of delivery if delivered before
         17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or on a day which is not a London Business Day or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

         (a) in the case of Funding 2: to Permanent Funding (No. 2) Limited, 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (020) 7398 6325) for the attention of the Secretary with a copy to Bank of Scotland plc, Treasury Division, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574
                 8784) for the attention of Head of Mortgage Securitisation and Covered Bonds; and

         (b) in the case of the Funding 2 GIC Provider: to Bank of Scotland plc, Leeds Business Centre, 116 Wellington Street, Leeds, LS1 4LT (facsimile number +44 (0) 1132 155804) for the attention of the Associate Director with copies to: Bank of Scotland plc, Halifax Division, Level 3, Lovell Park, 1 Lovell Park Road, Leeds LS1 1NS (facsimile number +44 (0) 1132 357511) for the attention of Head of Mortgage Securitisation; and Bank of Scotland plc, Treasury Division 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of Head of Mortgage Securitisation and Covered Bonds;

         (c) in the case of the Cash Manager: to Bank of Scotland plc, Halifax Division, Level 3, Lovell Park, 1 Lovell Park Road, Leeds LS1 1NS (facsimile number +44 (0) 1132 357511) for the attention of the Head of Mortgage Securitisation with a copy to Bank of Scotland plc, Treasury Division, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of the Head of Mortgage Securitisation and Cover Bonds; and

         (d) in the case of the Funding 2 Security Trustee: to The Bank of New York, One Canada Square, London E14 5AL (facsimile number +44 (0) 20 7964 2533) for the attention of Corporate Trust Administration - ABS/MBS.

         or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 12.

13.      COUNTERPARTS AND SEVERABILITY

13.1 This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least

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         one counterpart. Each counterpart shall constitute an original of this
         Agreement, but all the counterparts shall together constitute but one and the same instrument.

13.2 Where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Agreement, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

14.      THE FUNDING 2 SECURITY TRUSTEE

         The Funding 2 Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no responsibility for any of the obligations of, nor assume any liabilities to, the Cash Manager, the Funding 2 GIC Provider or Funding 2 hereunder.

15.      AMENDMENTS

         Subject to Clause 24 of the Funding 2 Deed of Charge (Supplemental Provisions Regarding the Funding 2 Security Trustee), any amendments to this Agreement will be made only with the prior written consent of each party to this Agreement.

16.      EXCLUSION OF THIRD PARTY RIGHTS

         The parties to this Agreement do not intend that any term of this Agreement should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement but without prejudice to the rights of the Funding 2 Security Trustee as assignee under the Funding 2 Deed of Charge.

17.      GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, the laws of England.

18.      SUBMISSION TO JURISDICTION

         Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS whereof the parties hereto have executed and delivered this Agreement as a deed on the day and year first before written.

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                                  SIGNATORIES

FUNDING 2

EXECUTED as a DEED by                   ) /S/ CLAUDIA WALLACE
PERMANENT FUNDING (NO. 2)               )
LIMITED acting by two directors         ) /S/ HELENA WHITAKER

FUNDING 2 GIC PROVIDER AND CASH MANAGER

EXECUTED as a DEED by                   ) /S/ IAN STEWART
BANK OF SCOTLAND PLC                    )
acting by its attorney                  ) /S/ DAVID WILKINSON
in the presence of:                     )

Witness's signature: /S/ CHRIS WALL

Name:

Address: ALLEN & OVERY LLP
         40 BANK STREET
         LONDON E14 5DU

FUNDING 2 SECURITY TRUSTEE

EXECUTED as a DEED                      )
for and on behalf of                    )  /S/ VINCENT GIRAUD
THE BANK OF NEW YORK                    )
by its authorised signatory             )
in the presence of                      )

Witness's signature: /S/ CHRIS WALL

Name:

Address: ALLEN & OVERY LLP
         40 BANK STREET
         LONDON E14 5DU

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